Exhibit 99.2

CHARLES RIVER ASSOCIATES (CRA)
SECOND QUARTER FISCAL YEAR 2023
EARNINGS ANNOUNCEMENT
PREPARED CFO REMARKS
CRA is providing these prepared remarks by CFO Dan Mahoney in combination with its press release. These remarks are offered to provide the investment community with additional information on CRA’s financial results prior to the start of the conference call.
As previously announced, the conference call will be held August 3, 2023 at 10:00 a.m. ET. These prepared remarks will not be read on the call.
Q2 Fiscal 2023 Summary (Quarter ended July 1, 2023)
•Revenue: $162.0 million
•Net income: $9.5 million, or 5.9% of revenue; non-GAAP net income: $10.0 million, or 6.2% of revenue
•Net income per diluted share: $1.34; non-GAAP net income per diluted share: $1.42
•Operating margin and non-GAAP operating margin: 9.8%
•Non-GAAP EBITDA: $18.8 million, or 11.6% of revenue
•Effective tax rate: 30.1%; non-GAAP effective tax rate: 29.8%
•Utilization: 72%
•Consultant headcount at the end of Q2 of fiscal 2023: 971, which consists of 156 officers, 522 other senior staff and 293 junior staff
•Cash and cash equivalents: $14.3 million at July 1, 2023
•Revolving credit facility borrowing capacity: $115.6 million at July 1, 2023

Revenue
For Q2 of fiscal 2023, revenue was $162.0 million, compared with revenue of $149.1 million for Q2 of fiscal 2022.
Headcount
The following table outlines CRA’s consultant headcount at the end of the stated quarters:

	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022
Officers	156	158	149	146	145
Other Senior Staff	522	535	496	481	475
Junior Staff	293	279	294	284	243
Total	971	972	939	911	863
Utilization
For Q2 of fiscal 2023, companywide utilization was 72%, compared with 77% for Q2 of fiscal 2022.
Client Reimbursables
For Q2 of fiscal 2023, client reimbursables were $17.3 million, or 10.7% of revenue, compared with $16.4 million, or 11.0% of revenue, for Q2 of fiscal 2022.

Selling, General and Administrative (SG&A) Expenses
For Q2 of fiscal 2023, SG&A expenses were $29.8 million, or 18.4% of revenue, compared with $28.0 million, or 18.8% of revenue, for Q2 of fiscal 2022. Commissions to non-employee experts are included in SG&A expenses. These commissions represented approximately 2.3% of revenue for Q2 of fiscal 2023, compared with 3.5% in Q2 of fiscal 2022. Excluding these commissions, SG&A expenses were 16.1% of revenue for Q2 of fiscal 2023, compared with 15.3% in Q2 of fiscal 2022.

	Fiscal Quarter Ended
$ in 000’s	July 1, 2023	As a % of Revenue	July 2, 2022	As a % of Revenue
SG&A expenses	$29,846	18.4%	$27,963	18.8%
Less: commissions to non-employee experts	3,798	2.3%	5,218	3.5%
SG&A expenses excluding commissions	$26,048	16.1%	$22,745	15.3%
Depreciation & Amortization
For Q2 of fiscal 2023, depreciation and amortization expenses amounted to $2.9 million, or 1.8% of revenue, compared with $3.1 million, or 2.0% of revenue, for Q2 of fiscal 2022.
Forgivable Loan Amortization
For Q2 of fiscal 2023, forgivable loan amortization was $9.7 million, or 6.0% of revenue, compared with $9.0 million, or 6.0% of revenue, for Q2 of fiscal 2022.
Share-Based Compensation Expense
For Q2 of fiscal 2023, share-based compensation expense was approximately $1.2 million, or 0.7% of revenue, compared with $1.0 million, or 0.7% of revenue, for Q2 of fiscal 2022.
Operating Income
For Q2 of fiscal 2023, operating income was $15.9 million, or 9.8% of revenue, compared with operating income of $15.0 million, or 10.1% of revenue, for Q2 of fiscal 2022. Non-GAAP operating income was $15.9 million, or 9.8% of revenue, for Q2 of fiscal 2023, compared with $15.0 million, or 10.1% of revenue, for Q2 of fiscal 2022.

	Fiscal Quarter Ended
$ in 000’s	July 1, 2023	As a % of Revenue	July 2, 2022	As a % of Revenue
Income from operations	$15,914	9.8%	$15,013	10.1%
Adjustments needed to reconcile GAAP income from operations to non-GAAP income from operations:
Non-cash valuation change in contingent consideration	16	—%	—	—%
Acquisition-related costs	—	—%	32	—%
Non-GAAP income from operations	$15,930	9.8%	$15,045	10.1%
Interest Income (Expense), net
For Q2 of fiscal 2023, net interest expense was $1.6 million, or 1.0% of revenue, compared with net interest expense of $0.5 million, or 0.3% of revenue, for Q2 of fiscal 2022.
Foreign Currency Gains (Losses), net
For Q2 of fiscal 2023, net foreign currency losses were $0.7 million, or 0.4% of revenue, compared with net foreign currency gains of $1.7 million, or 1.1% of revenue, for Q2 of fiscal 2022.
Foreign currency gains (losses), net, is comprised of net gains and losses on foreign denominated transactions and the revaluation of working capital balances.
Income Taxes
The following table outlines CRA’s income tax provision recorded and the resulting effective tax rates:

	GAAP		Non-GAAP
	Fiscal Quarter Ended		Fiscal Quarter Ended
$ in 000’s	July 1, 2023	July 2, 2022	July 1, 2023	July 2, 2022
Tax Provision	$4,104	$4,602	$4,269	$4,278
Effective Tax Rate	30.1%	28.3%	29.8%	29.3%

	Fiscal Quarter Ended
$ in 000’s	July 1, 2023	As a % of Revenue	July 2, 2022	As a % of Revenue
Income before provision for income taxes	$13,612	8.4%	$16,245	10.9%
Adjustments needed to reconcile GAAP income before provision for income taxes to non-GAAP income before provision for income taxes
Non-cash valuation change in contingent consideration	16	—%	—	—%
Acquisition-related costs	—	—%	32	—%
Foreign currency (gains) losses, net	686	0.4%	(1,700)	(1.1)%
Non-GAAP income before provision for income taxes	$14,314	8.8%	$14,577	9.8%

GAAP provision for income taxes	$4,104		$4,602
Tax effect on non-GAAP adjustments	165		(324)
Non-GAAP provision for income taxes	$4,269		$4,278
Net Income
For Q2 of fiscal 2023, net income was $9.5 million, or 5.9% of revenue, or $1.34 per diluted share, compared with net income of $11.6 million, or 7.8% of revenue, or $1.57 per diluted share, for Q2 of fiscal 2022. Non-GAAP net income for Q2 of fiscal 2023 was $10.0 million, or 6.2% of revenue, or $1.42 per diluted share, compared with $10.3 million, or 6.9% of revenue, or $1.39 per diluted share, for Q2 of fiscal 2022.
Non-GAAP EBITDA
For Q2 of fiscal 2023, non-GAAP EBITDA was $18.8 million, or 11.6% of revenue, compared with $18.1 million, or 12.1% of revenue, for Q2 of fiscal 2022.
Constant Currency Basis
For Q2 of fiscal 2023, revenue was $162.0 million, and net income was $9.5 million, or 5.9% of revenue, or $1.34 per diluted share. On a constant currency basis relative to Q2 of fiscal 2022, Q2 of fiscal 2023 revenue would have been higher by $0.1 million to $162.1 million, GAAP net income would have remained unchanged at $9.5 million, or 5.9% of revenue, and earnings per diluted share would have remained unchanged at $1.34 per diluted share.
For Q2 of fiscal 2023, revenue was $162.0 million, and non-GAAP net income was $10.0 million, or 6.2% of revenue, or $1.42 per diluted share. On a constant currency basis relative to Q2 of fiscal 2022, Q2 of fiscal 2023 revenue would have been higher by $0.1 million to $162.1 million, non-GAAP net income would have remained unchanged at $10.0 million, or 6.2% of revenue, non-GAAP earnings per diluted share would have remained unchanged at $1.42 per diluted share, and non-GAAP EBITDA would have remained unchanged at $18.8 million, or 11.6% of revenue.
A description of the process for calculating the measures presented on a constant currency basis is contained under the heading “Non-GAAP Financial Measures” below.
Key Balance Sheet Metrics
Billed and unbilled receivables at July 1, 2023 were $213.1 million, compared with $199.7 million at July 2, 2022. Current liabilities at July 1, 2023 were $239.0 million, compared with $221.9 million at July 2, 2022.
Total Days Sales Outstanding, or DSO, for Q2 of fiscal 2023 was 115 days, consisting of 74 days of billed and 41 days of unbilled. This compares with 117 days reported for Q2 of fiscal 2022, consisting of 76 days of billed and 41 days of unbilled.
Cash and Cash Flow
Cash and cash equivalents was $14.3 million at July 1, 2023, compared with $15.6 million at July 2, 2022.
Net cash provided by operating activities for Q2 of fiscal 2023 was $5.1 million, compared with net cash used in operating activities of $17.0 million for Q2 of fiscal 2022.

As of July 1, 2023, outstanding borrowings under CRA’s revolving credit facility amounted to $80.0 million. At July 2, 2022, outstanding borrowings under CRA’s revolving credit facility amounted to $70.0 million.
Capital expenditures totaled $0.7 million for Q2 of fiscal 2023, compared with $0.3 million for Q2 of fiscal 2022.
CRA repurchased approximately 31,000 shares of its common stock during Q2 of fiscal 2023 for $3.0 million, compared with Q2 of fiscal 2022, when approximately 211,000 shares of common stock were repurchased for $17.7 million.
A quarterly cash dividend of $0.36 per common share, for total dividends and dividend equivalents of $2.5 million was paid in Q2 of fiscal 2023, compared with a quarterly cash dividend of $0.31 per common share, for total dividends and dividend equivalents of $2.3 million paid in Q2 of fiscal 2022.
GAAP Condensed Consolidated Statement of Cash Flows
CRA has derived the condensed consolidated statement of cash flow data for the years ended December 31, 2022 and January 1, 2022 from its audited financial statements appearing on Form 10-K for the fiscal year ended December 31, 2022, filed with the Securities and Exchange Commission on March 2, 2023. The condensed consolidated statement of cash flow data for the third quarter of fiscal year 2021 and the first, second, and third quarters of fiscal year 2022 and the first and second quarters of fiscal year 2023 have been derived from CRA’s unaudited financial statements appearing on Form 10-Q for each of the respective fiscal quarters as well as the consolidated statements of cash flows appearing on Form 10-K for the fiscal years ended December 31, 2022 and January 1, 2022 and have been prepared on the same basis as CRA’s audited financial statements.

GAAP Condensed Consolidated Statement of Cash Flows	LTM	Q2	Q1	Q4	Q3
($ in 000’s)	Q2 2023	2023	2023	2022	2022
Net cash provided by (used in) operating activities	$38,954	$5,072	$(70,051)	$60,136	$43,797
Net cash used in investing activities	(7,765)	(720)	(1,132)	(4,981)	(932)
Net cash provided by (used in) financing activities	(31,868)	(25,664)	74,848	(48,212)	(32,840)
Effect of foreign exchange rates on cash and cash equivalents	(671)	64	407	411	(1,553)
Net increase (decrease) in cash and cash equivalents	$(1,350)	$(21,248)	$4,072	$7,354	$8,472
Cash and cash equivalents at beginning of period	15,621	35,519	31,447	24,093	15,621
Cash and cash equivalents at end of period	$14,271	$14,271	$35,519	$31,447	$24,093

GAAP Condensed Consolidated Statement of Cash Flows	LTM	Q2	Q1	Q4	Q3
($ in 000’s)	Q2 2022	2022	2022	2021	2021
Net cash provided by (used in) operating activities	$33,109	$(16,974)	$(61,838)	$61,795	$50,126
Net cash used in investing activities	(13,705)	(267)	(11,985)	(893)	(560)
Net cash provided by (used in) financing activities	(15,501)	(10,011)	52,111	(14,173)	(43,428)
Effect of foreign exchange rates on cash and cash equivalents	(2,259)	(829)	(716)	(264)	(450)
Net increase (decrease) in cash and cash equivalents	$1,644	$(28,081)	$(22,428)	$46,465	$5,688
Cash and cash equivalents at beginning of period	13,977	43,702	66,130	19,665	13,977
Cash and cash equivalents at end of period	$15,621	$15,621	$43,702	$66,130	$19,665

Adjusted Net Cash Flows from Operations
Below are the quarterly and last twelve-month reconciliations of GAAP net cash provided by (used in) operating activities for each of the periods presented to non-GAAP adjusted net cash flows from operations. The reconciling items are forgivable loan advances and repayments for each period, which are reported as a component of GAAP net cash provided by (used in) operating activities, along with other non-recurring cash items.

Adjusted Net Cash Flows from Operations	LTM	Q2	Q1	Q4	Q3
($ in 000’s)	Q2 2023	2023	2023	2022	2022
GAAP net cash provided by (used in) operating activities	$38,954	$5,072	$(70,051)	$60,136	$43,797
Forgivable loan advances	30,422	750	16,842	9,517	3,313
Forgivable loan repayments	(616)	—	(616)	—	—
Other non-recurring cash items (1)	121	—	22	69	30
Adjusted net cash flows from operations	$68,881	$5,822	$(53,803)	$69,722	$47,140

Net revenue	$608,227	$161,965	$152,845	$144,976	$148,441

GAAP net cash provided by (used in) operating activities as a percentage of net revenue	6.4%	3.1%	(45.8)%	41.5%	29.5%
Adjusted net cash flows from operations as a percentage of net revenue	11.3%	3.6%	(35.2)%	48.1%	31.8%

Adjusted Net Cash Flows from Operations	LTM	Q2	Q1	Q4	Q3
($ in 000’s)	Q2 2022	2022	2022	2021	2021
GAAP net cash provided by (used in) operating activities	$33,109	$(16,974)	$(61,838)	$61,795	$50,126
Forgivable loan advances	32,152	13,354	8,800	4,893	5,105
Forgivable loan repayments	(94)	(25)	—	(69)	—
Other non-recurring cash items (1)	203	92	111	—	—
Adjusted net cash flows from operations	$65,370	$(3,553)	$(52,927)	$66,619	$55,231

Net revenue	$568,662	$149,102	$148,382	$134,766	$136,412

GAAP net cash provided by (used in) operating activities as a percentage of net revenue	5.8%	(11.4)%	(41.7)%	45.9%	36.7%
Adjusted net cash flows from operations as a percentage of net revenue	11.5%	(2.4)%	(35.7)%	49.4%	40.5%
(1) Other non-recurring cash items includes acquisition-related costs.
NON-GAAP FINANCIAL MEASURES
In these remarks, CRA has supplemented the presentation of its financial results calculated in accordance with U.S. generally accepted accounting principles or “GAAP” with the following financial measures that were not calculated in accordance with GAAP: non-GAAP net income, non-GAAP net income per share, non-GAAP EBITDA, non-GAAP income from operations, non-GAAP provision for income taxes, SG&A expenses excluding commissions and adjusted net cash flows from operations. CRA believes that these non-GAAP financial measures are important to management and investors because these measures supplement the understanding of CRA’s ongoing operating results, financial condition and cash flows. Non-GAAP adjusted net cash flows from operations is used by management to assess CRA’s ability to fund items such as the acquisition of talent, office expansions, debt repayment and distributions to shareholders. In addition, non-GAAP net income and non-GAAP EBITDA are used by CRA in its budgeting process, and the non-GAAP adjustments described below are made to the performance measures for some of CRA’s performance-based compensation.
As used herein, CRA defines non-GAAP EBITDA as net income before interest expense (net), income taxes, and depreciation and amortization further adjusted for the impact of certain items that we do not consider indicative of its core operating performance, such as non-cash amounts relating to valuation changes in contingent consideration, acquisition-related costs, foreign currency (gains) losses, net and related tax effects. Non-GAAP net income, non-GAAP income from operations and non-GAAP provision for income taxes also exclude non-cash amounts relating to valuation changes in contingent consideration, acquisition-related costs, foreign currency (gains) losses, net and related tax effects. The adjustments made to non-GAAP adjusted net cash flows from operations add back forgivable loan issuances, net of repayments, along with other non-recurring cash items. These remarks also present certain current fiscal period financial measures on a “constant currency” basis in order to isolate the effect that foreign currency exchange rate fluctuations can have on CRA’s financial results. These constant currency measures are determined by recalculating the current fiscal period local currency financial measure using the specified corresponding prior fiscal period’s foreign exchange rates.

All of the non-GAAP financial measures referred to above should be considered in conjunction with, and not as a substitute for, the GAAP financial information presented in these remarks. EBITDA and the financial measures identified in these remarks as “non-GAAP” are reconciled to their GAAP comparable measures either in these remarks or in the attached financial tables. In evaluating these non-GAAP financial measures, note that the non-GAAP financial measures used by CRA may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.

CRA INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE FISCAL QUARTERS AND FISCAL YEAR-TO-DATE PERIODS ENDED
JULY 1, 2023 COMPARED TO JULY 2, 2022
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Fiscal Quarter Ended				Fiscal Year-to-Date Period Ended
	July 1, 2023	As a % of Revenue	July 2, 2022	As a % of Revenue	July 1, 2023	As a % of Revenue	July 2, 2022	As a % of Revenue
Revenues	$161,965	100.0%	$149,102	100.0%	$314,810	100.0%	$297,484	100.0%
Costs of services (exclusive of depreciation and amortization)	113,333	70.0%	103,076	69.1%	221,170	70.3%	207,136	69.6%
Selling, general and administrative expenses	29,846	18.4%	27,963	18.8%	58,218	18.5%	53,780	18.1%
Depreciation and amortization	2,872	1.8%	3,050	2.0%	5,815	1.8%	6,026	2.0%
Income from operations	15,914	9.8%	15,013	10.1%	29,607	9.4%	30,542	10.3%

Interest expense, net	(1,616)	-1.0%	(468)	-0.3%	(2,187)	-0.7%	(676)	-0.2%
Foreign currency gains (losses), net	(686)	-0.4%	1,700	1.1%	(1,214)	-0.4%	1,899	0.6%
Income before provision for income taxes	13,612	8.4%	16,245	10.9%	26,206	8.3%	31,765	10.7%
Provision for income taxes	4,104	2.5%	4,602	3.1%	7,780	2.5%	8,696	2.9%
Net income	$9,508	5.9%	$11,643	7.8%	$18,426	5.9%	$23,069	7.8%

Net income per share:
Basic	$1.36		$1.60		$2.61		$3.15
Diluted	$1.34		$1.57		$2.56		$3.09

Weighted average number of shares outstanding:
Basic	6,983		7,263		7,051		7,311
Diluted	7,080		7,380		7,166		7,442

CRA INTERNATIONAL, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
FOR THE FISCAL QUARTERS AND FISCAL YEAR-TO-DATE PERIODS ENDED
JULY 1, 2023 COMPARED TO JULY 2, 2022
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Fiscal Quarter Ended				Fiscal Year-to-Date Period Ended
	July 1, 2023	As a % of Revenue	July 2, 2022	As a % of Revenue	July 1, 2023	As a % of Revenue	July 2, 2022	As a % of Revenue
Revenues	$161,965	100.0%	$149,102	100.0%	$314,810	100.0%	$297,484	100.0%

Net income	$9,508	5.9%	$11,643	7.8%	$18,426	5.9%	$23,069	7.8%
Adjustments needed to reconcile GAAP net income to non-GAAP net income:
Non-cash valuation change in contingent consideration	16	—%	—	—%	36	—%	—	—%
Acquisition-related costs	—	—%	32	—%	22	—%	203	0.1%
Foreign currency (gains) losses, net	686	0.4%	(1,700)	-1.1%	1,214	0.4%	(1,899)	-0.6%
Tax effect on adjustments	(165)	-0.1%	324	0.2%	(304)	-0.1%	319	0.1%
Non-GAAP net income	$10,045	6.2%	$10,299	6.9%	$19,394	6.2%	$21,692	7.3%

Non-GAAP net income per share:
Basic	$1.44		$1.41		$2.75		$2.96
Diluted	$1.42		$1.39		$2.70		$2.91

Weighted average number of shares outstanding:
Basic	6,983		7,263		7,051		7,311
Diluted	7,080		7,380		7,166		7,442

CRA INTERNATIONAL, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
FOR THE FISCAL QUARTERS AND FISCAL YEAR-TO-DATE PERIODS ENDED
JULY 1, 2023 COMPARED TO JULY 2, 2022
(IN THOUSANDS)

	Fiscal Quarter Ended				Fiscal Year-to-Date Period Ended
	July 1, 2023	As a % of Revenue	July 2, 2022	As a % of Revenue	July 1, 2023	As a % of Revenue	July 2, 2022	As a % of Revenue
Revenues	$161,965	100.0%	$149,102	100.0%	$314,810	100.0%	$297,484	100.0%

Net income	$9,508	5.9%	$11,643	7.8%	$18,426	5.9%	$23,069	7.8%
Adjustments needed to reconcile GAAP net income to non-GAAP net income:
Non-cash valuation change in contingent consideration	16	—%	—	—%	36	—%	—	—%
Acquisition-related costs	—	—%	32	—%	22	—%	203	0.1%
Foreign currency (gains) losses, net	686	0.4%	(1,700)	-1.1%	1,214	0.4%	(1,899)	-0.6%
Tax effect on adjustments	(165)	-0.1%	324	0.2%	(304)	-0.1%	319	0.1%
Non-GAAP net income	$10,045	6.2%	$10,299	6.9%	$19,394	6.2%	$21,692	7.3%
Adjustments needed to reconcile non-GAAP net income to non-GAAP EBITDA:
Interest expense, net	1,616	1.0%	468	0.3%	2,187	0.7%	676	0.2%
Provision for income taxes	4,269	2.6%	4,278	2.9%	8,084	2.6%	8,377	2.8%
Depreciation and amortization	2,872	1.8%	3,050	2.0%	5,815	1.8%	6,026	2.0%
Non-GAAP EBITDA	$18,802	11.6%	$18,095	12.1%	$35,480	11.3%	$36,771	12.4%

CRA INTERNATIONAL, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS)

	July 1, 2023	December 31, 2022
Assets
Cash and cash equivalents	$14,271	$31,447
Accounts receivable and unbilled services, net	213,095	194,987
Other current assets	27,352	22,426
Total current assets	254,718	248,860

Property and equipment, net	42,443	45,582
Goodwill and intangible assets, net	101,785	101,510
Right-of-use assets	90,627	96,725
Other assets	61,485	58,240
Total assets	$551,058	$550,917

Liabilities and Shareholders’ Equity
Accounts payable	$22,909	$27,584
Accrued expenses	107,173	155,864
Current portion of lease liabilities	16,386	15,972
Revolving line of credit	80,000	—
Other current liabilities	12,522	17,705
Total current liabilities	238,990	217,125
Non-current portion of lease liabilities	97,938	106,008
Other non-current liabilities	11,344	16,630
Total liabilities	348,272	339,763

Total shareholders’ equity	202,786	211,154
Total liabilities and shareholders’ equity	$551,058	$550,917

CRA INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)

	Fiscal Year-to-Date Period Ended
	July 1, 2023	July 2, 2022
Operating activities:
Net income	$18,426	$23,069
Adjustments to reconcile net income to net cash used in operating activities, net of effect of acquired businesses:
Non-cash items, net	15,200	14,193
Accounts receivable and unbilled services	(16,415)	(36,549)
Working capital items, net	(82,190)	(79,525)
Net cash used in operating activities	(64,979)	(78,812)

Investing activities:
Purchases of property and equipment, net	(1,282)	(2,067)
Consideration paid for acquisition, net	(570)	(10,185)
Net cash used in investing activities	(1,852)	(12,252)

Financing activities:
Issuance of common stock, principally stock options exercises	—	341
Borrowings under revolving line of credit	105,000	70,000
Repayments under revolving line of credit	(25,000)	—
Tax withholding payments reimbursed by shares	(2,009)	(975)
Cash dividends paid	(5,230)	(4,636)
Repurchase of common stock	(23,577)	(22,630)
Net cash provided by financing activities	49,184	42,100

Effect of foreign exchange rates on cash and cash equivalents	471	(1,545)

Net decrease in cash and cash equivalents	(17,176)	(50,509)
Cash and cash equivalents at beginning of period	31,447	66,130
Cash and cash equivalents at end of period	$14,271	$15,621

Noncash investing and financing activities:
Increase (decrease) in accounts payable and accrued expenses for property and equipment	$376	$(184)
Excise tax on share repurchases	$(200)	$—
Right-of-use assets obtained in exchange for lease obligations	$190	$2,020
Supplemental cash flow information:
Cash paid for taxes	$6,218	$7,532
Cash paid for interest	$2,178	$452
Cash paid for amounts included in operating lease liabilities	$11,077	$10,584